UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2006
FelCor Lodging Limited Partnership

(Exact name of registrant as specified in its charter)

Delaware	333-3959-01	75-2544994

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Frwy., Suite 1300 Irving, Texas	75062

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (972) 444-4900

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Indenture
     On October 31, 2006, FelCor Lodging Trust Incorporated (“FelCor”), its subsidiary FelCor Lodging Limited Partnership (“FelCor LP”), certain subsidiaries of FelCor and FelCor LP, as guarantors (the “Subsidiary Guarantors”) and FelCor Holdings Trust, a subsidiary of FelCor, as pledgor (“FHT”), entered into an indenture (the “Indenture”) with U.S. Bank National Association (“Trustee”) in connection with the issuance and sale by FelCor LP, at par, of $215 million of its senior secured floating rate notes due 2011 (the “Notes”) to the initial purchaser (the “Initial Purchaser”) named in the Purchase Agreement dated October 19, 2006, by and among FelCor, FelCor LP, the Subsidiary Guarantors and the Initial Purchaser (the “Purchase Agreement”). The Notes mature on December 1, 2011 and bear interest at an annual rate of LIBOR plus 1.875% per annum. The Notes are direct obligations of FelCor LP and are fully and unconditionally guaranteed by FelCor and the Subsidiary Guarantors and are secured by a pledge of the units of common limited partnership interests in FelCor LP owned by FHT. FelCor LP may redeem the Notes, in whole or in part, on and after December 1, 2007, at a redemption price of 101% of the principal amount of the Notes, and on and after December 1, 2008, at a redemption price of 100% of the principal amount of the Notes.
     The Indenture contains certain covenants limiting or prohibiting the ability of FelCor, FelCor LP and the Subsidiary Guarantors to: (i) pay dividends and other distributions with respect to equity interests and purchase, redeem or retire equity interests; (ii) incur additional indebtedness and issue preferred equity interests; (iii) enter into certain asset sales; (iv) enter into transactions with affiliates; (v) incur liens on assets to secure certain debt; and (vi) engage in certain mergers or consolidations and transfers of assets. These covenants are substantially similar to the existing covenants of FelCor, FelCor LP and the Subsidiary Guarantors under the indentures governing FelCor LP’s other outstanding senior notes. FelCor and FelCor LP are prohibited from pledging or permitting to be pledged any partnership interests in FelCor LP or any equity interests in the Subsidiary Guarantors. The Trustee also has the right to purchase on behalf of the holders of the Notes, the general partner interests in FelCor LP owned by FelCor for an exercise price of $1.00. The option will be exercisable only if there is an event of default under the Notes that results in the foreclosure on FHT’s units of common limited partnership interest that secure the Notes. The Indenture provides that FelCor LP will repurchase the Notes upon a change of control at a purchase price equal to 101% of the debt outstanding under the Notes. The Indenture contains customary event of default provisions. Under certain circumstances, upon the occurrence of an event of default, the holders of the Notes or the Trustee may declare the outstanding debt due and payable. A copy of the Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference.
Supplemental Indentures
     On October 31, 2006, FelCor, FelCor LP and the Subsidiary Guarantors entered into supplemental indentures (the “Supplemental Indentures”) to (i) the indenture dated October 1, 1997, as supplemented and amended (the “1997 Indenture”) with respect to the 7 5/8% senior notes due 2007 (the “7 5/8% Notes”) and (ii) the indenture dated May 26, 2004, as supplemented and amended (the “2004 Indenture”) with respect to the senior floating rate notes due 2011 (the “Senior Floating Rate Notes”), following receipt of the requisite consents of the noteholders. The Supplemental Indentures were entered into with U.S. Bank National Association, as successor trustee under the 1997 Indenture and the 2004 Indenture, to effect certain amendments to the 1997 Indenture and the 2004 Indenture, including the elimination of substantially all of the restrictive covenants and certain events of default and related provisions. The Supplemental Indentures were executed pursuant to consents received from holders of approximately 91% of the $290 million aggregate principal amount of outstanding Senior Floating Rate Notes and holders of approximately 91% of the $125 million aggregate principal amount of the outstanding 7 5/8% Notes. These consents were solicited pursuant to the tender offers and consent solicitations commenced, with respect to each of the Senior Floating Rate Notes and the 7 5/8% Notes, by FelCor LP on October 16, 2006. The Supplemental Indenture for the 1997 Indenture remains conditioned upon the final acceptance for purchase and payment of the 7 5/8% Notes by FelCor LP following the expiration of the tender offers on November 14, 2006, unless extended. The acceptance for payment of the tenders of the 7 5/8% Notes is conditioned on FelCor’s consummation of an anticipated $250,000,000 secured debt financing or the waiver by FelCor LP of that condition. If FelCor LP does not accept for purchase and payment the tendered 7 5/8% Notes, the amendments contained in the Supplemental Indenture for the 1997 Indenture will not become operative. A copy of the Supplemental Indentures are attached hereto as Exhibits 4.2 and 4.3 and are incorporated herein by reference.
Registration Rights Agreement
     In connection with the issuance of the Notes, FelCor and FelCor LP entered into a registration rights agreement (the “Registration Rights Agreement”) dated October 31, 2006 with the Initial Purchaser. FelCor and FelCor LP have agreed to use their commercially reasonable efforts, at their cost, to file and cause to become effective, an exchange offer registration statement with respect to an offer to exchange the Notes for notes identical to the Notes (except that the exchange notes will not have restrictions on transfer), or, under certain circumstances to file a shelf registration statement to cover the resale of the Notes. The Registration Rights Agreement provides that the exchange offer will remain open for at least 20 business days after notice is mailed to the holders of the Notes. In the event FelCor and FelCor LP fail to file any of the registration statements required by the Registration Rights Agreement within the prescribed time periods, or any such registration statement is not declared effective within the prescribed time periods, FelCor LP will be required to pay additional interest to the holders of the Notes. A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.4 and is incorporated herein by reference.
Collateral Documents
     On October 31, 2006, FHT entered into a pledge agreement (the “Pledge Agreement”) with JPMorgan Chase Bank, N.A. (“JP Morgan”), as collateral agent (“Collateral Agent”), pursuant to which FHT granted a security interest in all units of common limited partner interest in FelCor LP now or hereafter owned by FHT (the “LP Interests”) to the Collateral Agent. The LP Interests represent more than 95% of the common limited partner interests in FelCor LP. On the same date, a collateral agency agreement (the “Collateral Agency Agreement”) was entered into among FHT, the Collateral Agent, FelCor, FelCor LP and JPMorgan, as administrative agent (“Administrative Agent”) for the lenders party to the Credit Agreement dated December 12, 2005 by and among FelCor, FelCor LP and JPMorgan (the “Credit Agreement”), the Trustee and U.S. Bank National Association, as successor trustee to Suntrust Bank (“Prior Trustee”) under the Indenture dated June 4, 2001 with respect to FelCor LP’s 8 1/2% senior notes due 2011, as amended and supplemented (the “2001 Indenture”), and the 1997 Indenture. Under the Collateral Agency Agreement, the Collateral Agent agreed to act on behalf of the Trustee, the Prior Trustee, and the Administrative Agent to hold and enforce the collateral pledged by FHT. The LP Interests were pledged as security for the payment and performance when due, on an equal and ratable basis, of all of the obligations under the Credit Agreement, the 2001 Indenture, the 1997 Indenture and the Indenture.
     The security interests on the LP Interests and the right to require FelCor to transfer its general partner interests in FelCor LP will be released in the following situations: (i) upon payment in full of all amounts due under the Notes, (ii) upon satisfaction and discharge of the Indenture, or (iii) upon a legal or covenant defeasance in accordance with the terms of the Indenture. This release will apply for all of the obligations secured by the LP Interests regardless of whether there are outstanding obligations remaining under the Credit Agreement, the 2001 Indenture or the 1997 Indenture. A copy of the Pledge Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. A copy of the Collateral Agency Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.
Amendment No. 4 to Credit Agreement
     On October 26, 2006, FelCor and FelCor LP entered into Amendment No. 4 to the Credit Agreement (the “Amendment”), dated as of December 12, 2005, as amended, by and among FelCor, FelCor LP, JPMorgan and the lenders named therein. The Amendment amends the Credit Agreement for FelCor LP’s existing line of credit to permit the lien on the LP Interests to secure the Notes on an equal and ratable basis with the line of credit. As a result of the Amendment, the indebtedness secured by the lien on the LP Interests is not considered Secured Indebtedness for purposes of the Credit Agreement. Similarly, assets owned by FelCor LP, whose equity interests are pledged, are not excluded from the definition of “Unencumbered Assets” for purposes of the Credit Agreement. A copy of the Amendment is attached hereto as Exhibit 10.3 and is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
     See “Indenture” under Item 1.01 above, which is incorporated herein by reference.
Item 3.03 Material Modification to Rights of Security Holders
     See “Supplemental Indentures” under Item 1.01 above, which is incorporated herein by reference.

Item 8.01 Other Events and Regulation FD Disclosure
     On October 31, 2006, FelCor LP announced that it had received tenders and consents representing approximately 91% of the outstanding Senior Floating Rate Notes and approximately 91% of the outstanding 7 5/8% Notes and that it had received the requisite consents from the holders of the Senior Floating Rate Notes and the 7 5/8% Notes to amend the 2004 Indenture and the 1997 Indenture to eliminate substantially all of the restrictive covenants and certain events of default contained in such indentures. A copy of the press release relating to the receipt of the requisite consents to amend such indentures is attached hereto as Exhibit 99.1.
     On October 31, 2006, FelCor LP announced the completion of the closing of the sale of the Notes pursuant to the Purchase Agreement. The Notes were issued by FelCor LP in a private placement to qualified institutional investors pursuant to Rule 144A and to offshore investors in accordance with Regulation S of the Securities Act of 1933, as amended. A copy of the press release related to the closing of the sale of the Notes is attached hereto as Exhibit 99.2.
     On October 31, 2006, FelCor LP announced that it had accepted for purchase and payment $262.5 million, or approximately 91%, of the $290 million Senior Floating Rate Notes that were validly tendered prior to 5:00 p.m., New York City time, on October 30, 2006 and not validly withdrawn pursuant to its previously announced cash tender offer and consent solicitation, which commenced on October 16, 2006. The tender offer for the remaining Senior Floating Rate Notes will expire at 5:00 p.m., New York City time on November 14, 2006, unless extended. FelCor also announced that it was calling for redemption, on December 1, 2006, all of the Senior Floating Rate Notes that remain outstanding following expiration of the tender offer. The redemption price will be $1,020 per $1,000 in principal amount, as determined in accordance with the 2004 Indenture, plus accrued but unpaid interest through November 30, 2006. A copy of the press release related to the repurchase and the redemption of the Senior Floating Rate Notes is attached hereto as Exhibit 99.3.
Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

     The following exhibits are deemed to be filed or furnished, depending on the relevant items requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K and Instruction B.2 to this form:

Exhibit
Number	Description of Exhibit
*4.1	Indenture dated October 31, 2006 by and among FelCor Lodging Trust Incorporated, FelCor Lodging Limited Partnership, certain subsidiary guarantors named therein, FelCor Holdings Trust, as pledgor, and U.S. Bank National Association, as trustee

*4.2	Supplemental Indenture dated October 31, 2006 by and among FelCor Lodging Trust Incorporated, FelCor Lodging Limited Partnership, certain subsidiary guarantors named therein, and U.S. Bank National Association, as successor trustee

*4.3	Supplemental Indenture dated October 31, 2006 by and among FelCor Lodging Trust Incorporated, FelCor Lodging Limited Partnership, certain subsidiary guarantors named therein, and U.S. Bank National Association, as successor trustee

*4.4	Registration Rights Agreement dated October 31, 2006 by and among FelCor Lodging Trust Incorporated, FelCor Lodging Limited Partnership, Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated

*10.1	Pledge Agreement dated October 31, 2006 by FelCor Holdings Trust in favor of JPMorgan Chase Bank, N.A., as Collateral Agent

*10.2	Collateral Agency Agreement dated October 31, 2006 by and among FelCor Lodging Trust Incorporated, FelCor Lodging Limited Partnership, JPMorgan Chase Bank, N.A., as Collateral Agent and/or Administrative Agent, FelCor Holdings Trust and U.S. Bank National Association, as trustee under several indentures

*10.3	Amendment No. 4 to Credit Agreement, dated October 26, 2006, by and among FelCor Lodging Trust Incorporation, FelCor Lodging Limited Partnership, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent

*99.1	Press Release, dated October 31, 2006 relating to results of consent solicitations

*99.2	Press Release, dated October 31, 2006 relating to sale of senior notes

*99.3	Press Release, dated October 31, 2006 relating to call for redemption

*	Incorporated by reference from Form 8-K Current Report filed November 1, 2006 by FelCor Lodging Trust Incorporated.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FELCOR LODGING LIMITED PARTNERSHIP
By:	FelCor Lodging Trust Incorporated,
its General Partner

Date: November 1, 2006	By:	/s/ Jonathan H. Yellen

	Name:	Jonathan H. Yellen
	Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit
*4.1	Indenture dated October 31, 2006 by and among FelCor Lodging Trust Incorporated, FelCor Lodging Limited Partnership, certain subsidiary guarantors named therein, FelCor Holdings Trust, as pledgor, and U.S. Bank National Association, as trustee

*4.2	Supplemental Indenture dated October 31, 2006 by and among FelCor Lodging Trust Incorporated, FelCor Lodging Limited Partnership, certain subsidiary guarantors named therein, and U.S. Bank National Association, as successor trustee

*4.3	Supplemental Indenture dated October 31, 2006 by and among FelCor Lodging Trust Incorporated, FelCor Lodging Limited Partnership, certain subsidiary guarantors named therein, and U.S. Bank National Association, as successor trustee

*4.4	Registration Rights Agreement dated October 31, 2006 by and among FelCor Lodging Trust Incorporated, FelCor Lodging Limited Partnership, Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated

*10.1	Pledge Agreement dated October 31, 2006 by FelCor Holdings Trust in favor of JPMorgan Chase Bank, N.A., as Collateral Agent

*10.2	Collateral Agency Agreement dated October 31, 2006 by and among FelCor Lodging Trust Incorporated, FelCor Lodging Limited Partnership, JPMorgan Chase Bank, N.A., as Collateral Agent and/or Administrative Agent, FelCor Holdings Trust and U.S. Bank National Association, as trustee under several indentures

*10.3	Amendment No. 4 to Credit Agreement, dated October 26, 2006, by and among FelCor Lodging Trust Incorporation, FelCor Lodging Limited Partnership, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent

*99.1	Press Release, dated October 31, 2006 relating to results of consent solicitations

*99.2	Press Release, dated October 31, 2006 relating to sale of senior notes

*99.3	Press Release, dated October 31, 2006 relating to call for redemption

*	Incorporated by reference from Form 8-K Current Report filed November 1, 2006 by FelCor Lodging Trust Incorporated.